LIBERTY FINANCE COMPANY, INC. AND AFFILIATES

                  COMBINED FINANCIAL STATEMENTS

                        DECEMBER 31, 1996







                         C O N T E N T S


                                                               Page


INDEPENDENT AUDITOR'S REPORT                                      1

FINANCIAL STATEMENTS:
  Combined balance sheets                                         2
  Combined statements of operations                               3
  Combined statements of stockholders' equity                     4
  Combined statements of cash flows                               5
  Notes to combined financial statements                          7

                   INDEPENDENT AUDITOR'S REPORT

The Board of Directors
Liberty Finance Company, Inc. and Affiliates
Orlando, Florida


     We have audited the accompanying combined balance sheets of Liberty Finance Company, Inc. and affiliates as of December 31, 1996 and 1995, and the related combined statements of operations, stockholders' equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the combined financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of Liberty Finance Company, Inc. and affiliates as of December 31, 1996 and 1995, and the results of their operations and their cash flows for the years then ended in conformity with generally accepted accounting principles.



                                        OSBURN, HENNING AND COMPANY


Orlando, Florida
March 26, 1997, except for
  Note 6, as to which the
  date is April 12, 1997


           LIBERTY FINANCE COMPANY, INC. AND AFFILIATES

                     COMBINED BALANCE SHEETS
                    December 31, 1996 and 1995




                                             1996         1995
           ASSETS

Cash                                     $   163,184  $     8,368
Finance receivables, less allowance
  for uncollectible accounts              11,383,431    9,804,684
Inventories                                2,861,848    2,264,315
Land held for sale                         1,050,000    1,050,000
Property and equipment, less accumulated
  depreciation                               272,543      241,210
Loan costs, less accumulated amortization
  of $3,476 - 1996 and $20,197 - 1995          4,154       13,290
Other assets                                  83,754       68,159

                                         $15,818,914  $13,450,026

   LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES
  Cash overdraft                         $         -  $    11,269
  Floor plan notes payable                 1,378,601      785,163
  Accounts payable                           473,088      505,510
  Sales taxes payable                         23,535       49,471
  Accrued interest                            45,280       14,094
  Accrued real estate taxes                   47,262       58,900
  Advances from related parties              197,237      182,096
  Notes payable                           13,059,981   10,640,827
  Other liabilities                          113,781      110,221

          Total liabilities               15,338,765   12,357,551

STOCKHOLDERS' EQUITY
  Common stock                                   700        1,500
  Stock subscriptions                           (600)      (1,400)
  Additional paid-in capital                 703,044      703,044
  Retained earnings (deficit)               (222,995)     389,331

          Total stockholders' equity         480,149    1,092,475

                                         $15,818,914  $13,450,026





The Notes to Combined Financial Statements are an integral part of these statements.

           LIBERTY FINANCE COMPANY, INC. AND AFFILIATES

                COMBINED STATEMENTS OF OPERATIONS
              Years Ended December 31, 1996 and 1995




                                             1996         1995
AUTOMOBILE RETAILING
  Sales                                  $18,639,749  $11,786,657
  Cost of sales                           16,122,778    9,235,343
          Gross profit                     2,516,971    2,551,314

AUTOMOBILE FINANCING
  Interest income                          3,047,669    2,334,256
  Interest expense                        (1,324,437)  (1,105,558)
          Interest income before provision
          for credit losses                1,723,232    1,228,698
  Provision for credit losses             (1,324,787)    (417,659)
         Net interest income                 398,445      811,039

INCOME FROM OPERATIONS                     2,915,416    3,362,353

GENERAL AND ADMINISTRATIVE EXPENSE         3,527,742    2,772,391

NET INCOME (LOSS)                        $  (612,326) $   589,962


























The Notes to Combined Financial Statements are an integral part of these statements.

           LIBERTY FINANCE COMPANY, INC. AND AFFILIATES

           COMBINED STATEMENTS OF STOCKHOLDERS' EQUITY
              Years Ended December 31, 1996 and 1995




                                      Additional Retained
                  Common    Stock       Paid-In  Earnings
                   StockSubscriptions   Capital (Deficit)     Total
Balance,
 January 1, 1995  $  500   $  (400)    $250,400 $ 186,857  $  437,357

Issuance of
 common stock      1,000    (1,000)           -         -           -

Contribution of
  capital (1)          -         -      452,644         -     452,644

Net income             -         -            -   589,962     589,962

Distributions          -         -            -  (387,488)   (387,488)

Balance,
 December 31, 1995 1,500    (1,400)     703,044   389,331   1,092,475

Merger of
 affiliates (2)         (800)  800            -         -           -

Net loss               -         -            -  (612,326)   (612,326)

Balance,
 December 31, 1996$  700   $  (600)    $703,044 $(222,995) $  480,149



(1) The  contribution of capital resulted from the assumption of  a
    note   payable  by  a  stockholder  of  the  Company  under   a
    refinancing agreement with the creditor.

(2) Merger of RRL Investments, Inc., RRL Central Enterprises, Inc., RRL Trading, Inc. and Team Automobile Sales & Finance East, Inc. into Team Automobile Sales & Finance, Inc.










The Notes to Combined Financial Statements are an integral part of these statements.

           LIBERTY FINANCE COMPANY, INC. AND AFFILIATES

                COMBINED STATEMENTS OF CASH FLOWS
              Years Ended December 31, 1996 and 1995




                                             1996         1995
CASH FLOWS FROM OPERATING ACTIVITIES:
  Cash received from customers           $15,736,215  $ 7,999,776
  Interest received                        3,047,669    2,334,256
  Cash paid to suppliers and employees   (19,673,517) (11,764,018)
  Interest paid                           (1,293,251)  (1,091,464)
    Net cash (used in) operating activities (2,182,884) (2,521,450)

CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchase of property and equipment         (54,965)    (159,373)
    Net cash (used in) investing activities    (54,965)   (159,373)

CASH FLOWS FROM FINANCING ACTIVITIES:
  Advances from related parties               15,141      182,096
  Proceeds from issuance of notes payable 10,015,455    7,861,144
  Principal payments on notes payable     (7,630,301)  (5,004,717)
  Loan costs paid                             (7,630)           -
  Distributions to stockholder                     -     (387,488)
          Net cash provided by financing
          activities                       2,392,665    2,651,035

NET INCREASE (DECREASE) IN CASH              154,816      (29,788)

CASH, BEGINNING OF YEAR                        8,368       38,156

CASH, END OF YEAR                        $   163,184  $     8,368











CONTINUED ON NEXT PAGE







The Notes to Combined Financial Statements are an integral part of these statements.

           LIBERTY FINANCE COMPANY, INC. AND AFFILIATES

              Years Ended December 31, 1996 and 1995




                                             1996         1995
RECONCILIATION OF NET INCOME (LOSS) TO NET CASH
 (USED IN) OPERATING ACTIVITIES:
   Net income (loss)                     $  (612,326) $   589,962
   Adjustments to reconcile net income (loss) to
     net cash (used in) operating activities:
       Depreciation                           57,632       31,135
       Amortization of loan costs             16,766       27,335
       Provision for uncollectible
         finance receivables               1,324,787      417,659
       Decrease (Increase) In:
         Finance receivables              (2,903,534)  (3,786,881)
         Inventories                        (597,533)  (1,017,419)
         Other assets                        (15,595)      16,062
       Increase (Decrease) In:
         Accounts payable                    (32,422)     385,683
         Floor plan note payable             593,438      739,363
         Cash overdraft                      (11,269)      11,269
         Sales taxes payable                 (25,936)      32,541
         Accrued interest                     31,186       14,094
         Accrued real estate taxes           (11,638)        (240)
         Other liabilities                     3,560        17,987

   Net cash (used in) operating activities$(2,182,884)  $(2,521,450)


NON-CASH INVESTING AND FINANCING ACTIVITIES:

 During the year ended December 31, 1996, the Company acquired a vehicle through the assumption of long-term debt amounting to $34,000.

 During the year ended December 31, 1995, the Company had a $452,644 non-cash decrease in notes payable, and related contribution to capital due to the assumption of the note by a stockholder under a refinancing agreement with the creditor.










The Notes to Combined Financial Statements are an integral part of these statements.

           LIBERTY FINANCE COMPANY, INC. AND AFFILIATES

              NOTES TO COMBINED FINANCIAL STATEMENTS


Note   1.  Nature of Business and Summary of Significant Accounting
Policies

        Nature of Business:

        The principal business activity of Liberty Finance Company, Inc. and Affiliates (the Company) is retail and wholesale sales, and the related financing, of used automobiles in the Central Florida market.

        Summary of Significant Accounting Policies:

          Use of estimates:


In preparing    the   financial   statements,   management    is
           required to make estimates and assumptions that affect certain reported amounts and disclosures. Actual results could differ from those estimates.

          Principles of combination:


The combined     financial     statements    include     Liberty
           Finance Company, Inc. and the following related entities under the common control of R.C. Hill, Jr.:
           Wholesale Acquisitions, Inc., RRL Investments, Inc., RRL Central Enterprises, Inc., RRL Trading, Inc., Team Automobile Sales and Finance, Inc., and Team Automobile Sales and Finance East, Inc. All material intercompany transactions and balances have been eliminated in combination.

          Income recognition:


Vehicle sales are recognized when delivery is made.


Interest income from finance receivables is
           recognized using the interest method.







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                              - 7 -
           LIBERTY FINANCE COMPANY, INC. AND AFFILIATES

              NOTES TO COMBINED FINANCIAL STATEMENTS



Note  1.Nature  of  Business and Summary of Significant  Accounting
        Policies -   (Continued)

        Summary of Significant Accounting Policies: (Continued)

          Credit losses:


The allowance     for    uncollectible    finance    receivables
           is maintained at a level which, in management's judgment, is adequate to absorb potential losses inherent in the loan portfolio. The amount of the allowance is based on management's evaluation of the collectibility of the loan portfolio, including the nature of the portfolio, credit concentrations,
           trends   in  historical  loss  experience,   specific
           impaired loans, collateral values, and economic conditions. Because of uncertainties associated with regional economic conditions, collateral values, and future cash flows on impaired loans, it is reasonably possible that management's estimate of credit losses inherent in the loan portfolio and the related allowance may change materially in the near term. However, the amount of change that is reasonably possible cannot be estimated. The allowance is increased by a provision for loan losses, which is charged to expense and reduced by charge-offs, net of recoveries. Changes in the allowance relating to impaired loans are charged or credited to the provision for loan losses.

          Inventories:


Inventories    are   stated   at   the   lower   of   cost    or
           market.   Cost is generally determined on a  specific
           unit basis.

           Land held for sale:


The land, which   is   being   held  for   sale,   is   recorded
           at estimated fair value at date of contribution by the Company's stockholder.

          Property and equipment:


Property and    equipment    are    stated    at    cost    less
           accumulated depreciation. Depreciation on furniture and fixtures, and signs is computed using an accelerated method, and on leasehold improvements using the straight-line method, over the estimated useful lives of the assets.

           Loan costs:


Loan costs are   amortized   over   the   life   of   the   loan
           using the straight-line method.


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                              - 8 -

           LIBERTY FINANCE COMPANY, INC. AND AFFILIATES

              NOTES TO COMBINED FINANCIAL STATEMENTS


Note  1.Nature  of  Business and Summary of Significant  Accounting
        Policies -   (Continued)

        Summary of Significant Accounting Policies: (Continued)

          Income taxes:


The Company,    with    the   consent   of   its   stockholders,
           has elected under the Internal Revenue Code to be "S corporations". In lieu of corporation income taxes, the stockholders of an S corporation are taxed on the Company's taxable income. Therefore, no provision or liability for federal income taxes has been included in these financial statements.

          Modifications of 1995 financial statements:


The 1995 combined      statement      of      operations      as
           previously reported has been modified to correct a misclassification of losses on the sales of repossessed automobiles in the amount of $406,154. This modification increased provision for credit losses, and decreased cost of sales, but had no effect on net income. The 1995 combined financial statements contain certain other reclassifications in order to conform to the 1996 format.


Note  2.  Finance Receivables

        Finance receivables at December 31, 1996 and 1995 consist of the following:
                                               1996        1995

          Finance receivables - gross      $12,283,431 $10,304,684
           Less  allowance  for uncollectible accounts      900,000
500,000
          Finance receivables - net        $11,383,431 $ 9,804,684

        An analysis of the allowance for uncollectible finance receivables for the years ended December 31, 1996 and 1995 is as follows:

                                               1996        1995

          Balance, beginning of year       $   500,000 $   750,000
          Provision for uncollectible finance
           receivables                       1,324,787    417,659
           Loans charged off,
            net of recoveries                 (924,787)   (667,659)
          Balance, end of year             $   900,000 $   500,000

        Finance receivables consist of installment sale contracts with maturities that generally do not exceed 36 months. The receivables are collateral- ized by the vehicles sold, and the Company holds title to the vehicles until full contract payment is made.


                              - 9 -

           LIBERTY FINANCE COMPANY, INC. AND AFFILIATES

              NOTES TO COMBINED FINANCIAL STATEMENTS




Note  3.  Inventories

         Inventories at December 31, 1996 and 1995 consist of the following:

                                                1996       1995

          Used cars                         $ 2,610,934$ 2,081,673
          Used motorcycles                      203,094    132,323
          Accessories                            47,820     50,319
                                            $ 2,861,848$ 2,264,315


Note  4.  Property and Equipment

        Property and equipment at December 31, 1996 and 1995 consists of the following:
                                                1996       1995

          Furniture and fixtures            $   190,280$   123,671
          Leasehold improvements                130,895    115,880
          Signs                                  55,768     48,427
                                                376,943    287,978
          Less accumulated depreciation         104,400     46,768
                                            $   272,543$   241,210

        Depreciation expense for the years ended December 31, 1996 and 1995 amounted to $57,632 and $31,135, respectively.


Note  5.  Floor Plan Notes Payable

        Floor plan notes payable at December 31, 1996 and 1995 consist of the following:
                                                1996       1995
          Floor plan note payable to financial
           institution, collateralized by used car
           inventory, maximum total advances of
           $2,000,000 are available, note bears
           interest at prime plus 2%, principal
           and interest on individual advances due
           90 days after advance or 48 hours from
           time car is sold, agreement expires
           June 30, 1997.                   $ 1,010,663$   739,363



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                              - 10 -

           LIBERTY FINANCE COMPANY, INC. AND AFFILIATES

              NOTES TO COMBINED FINANCIAL STATEMENTS


Note  5.  Floor Plan Notes Payable - (Continued)

                                                1996       1995
          Floor plan note payable to stockholder,
           collateralized by specific used cars
           in inventory, bears interest at 15%,
           principal and interest on individual
           advances due 120 days after advance or
           date car is sold.  Balance paid off in
           February 1997.                   $   331,938$    45,800

          Floor plan note payable to relative of
           stockholder, collateralized by
           specific cars in inventory, bears
           interest at 15%, principal and
           interest on individual advances due
           120 days after advance or date car is
           sold.  Balance paid off in
           February 1997.                        36,000          -
                                            $ 1,378,601$   785,163


Note  6.  Notes Payable

         Notes payable at December 31, 1996 and 1995 consist of the following:

                                                1996       1995
          Unrelated Parties:

           Uncollateralized notes payable to
             individuals, payable in monthly
             installments of interest only at
             15%, due on demand.            $    20,000$    20,000

           Uncollateralized notes payable,
             payable in monthly installments of
             interest at 16%, matures in 1997.  180,000    180,000

           Note payable to bank, collateralized
             by land held for sale, payable in
             monthly principal and interest
             payments of $8,683, bears
             interest of 7.75% until December
             1998, after that date, payments
             will be modified to reflect an
             interest rate at 2.75% over the
             then five year constant U. S.
             Treasury Index, matures
             December 2003.                     561,683    619,750

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                              - 11 -

           LIBERTY FINANCE COMPANY, INC. AND AFFILIATES

              NOTES TO COMBINED FINANCIAL STATEMENTS




Note  6.  Notes Payable - (Continued)

                                                1996       1995
          Unrelated Parties: (continued)

           Note payable to bank, collateralized
             by Ford Wrecker, payable in
             monthly principal and interest
             payments of $781, bears interest
              of 9.5%, matures in December, 1998.$    16,728$    24
,073

           Note payable under financing agreement,
             collateralized by substantially all
             Company assets except real estate,
             maximum note is the lower of
             $15,000,000 or 80% of outstanding
             balance of finance receivables,
             payable based on the repayment
             history of finance receivables,
             bears interest at 5% plus the LIBOR
             rate, expires in June, 1997.    10,391,312  8,188,231

           Note payable to bank, collateralized
             by land held for sale, principal
             and interest at 1% over Barnett
             Bank, Inc.'s prime rate payable
             April 30, 1997.                    600,000         -

           Note payable to bank, collateralized
             by Chevy Suburban, payable in
             monthly principal and interest
             payments of $1,092, bears interest
               of   8.99%,  matures
                         in  October  1999.      32,549          -

                                             11,802,272  9,032,054













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                              - 12 -

           LIBERTY FINANCE COMPANY, INC. AND AFFILIATES

              NOTES TO COMBINED FINANCIAL STATEMENTS


Note  6.  Notes Payable - (Continued)
                                                1996       1995
           Related Parties:

           Uncollateralized notes payable to
             relatives of stockholder, payable
             in monthly installments of interest
             only ranging from 10% to 15%,
             balloon maturities range from due
             on demand to December, 2001.  $   395,575 $   440,975

           Notes payable to relative of
             stockholder, collateralized by
             real estate owned by stockholder,
             payable in monthly installments
             of interest only at 10%, matures
             December, 2001.                   200,000     200,000

           Uncollateralized note payable to
             stockholder, payable in monthly
             principal and interest payments of
             $8,520, bears interest of 7.75%
             until December 1998, after that
             date, payments will be modified to
             reflect an interest rate at 2.75%
             over the then five year constant
             U. S. Treasury Index, matures
             December 2003.                    389,279     835,798

           Uncollateralized notes payable to
             stockholder, payable in monthly
             installments of interest only
             of 15%, balloon maturities range
             from due on demand to
             November, 2000.                   272,855     132,000
                                             1,257,709   1,608,773

                                           $13,059,981 $10,640,827

        At December 31, 1996, the Company was not in compliance with certain terms and covenants related to the note payable under financing agreement, including overdrawing the limit on drawings of 80% of the outstanding balance of finance receivables. On January 21, 1997, the Company entered into a forbearance agreement with this lender to work out the non-compliance issues, and this agreement amended some of the terms of the original agreement. In particular, 1% was added to the basic interest rate to reflect default interest, and interest on the overdrawings accrues at 13%. At December 31, 1996, the overdrawing amounted to $498,599.

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                              - 13 -

           LIBERTY FINANCE COMPANY, INC. AND AFFILIATES

              NOTES TO COMBINED FINANCIAL STATEMENTS




Note  6.  Notes Payable - (Continued)

        On February 19, 1997, the Company was notified by the lender referred to in the preceding paragraph that the note payable under financing agreement would not be renewed after its maturity date on June 30, 1997.
        On  April  12, 1997, the Company entered into an  agreement with the lender referred to in the preceding paragraph which commits the lender to modify the forbearance agreement referred to in the second prior paragraph in order to extend the forbearance period until January 1998. In addition, the agreement commits the lender to modify certain terms and covenants to cure acts of default as of December 31, 1996, and allows the lender to reduce the limit on drawings under the agreement from 80% of the outstanding balance of finance receivables to 75% upon the occurrence of certain events.

        On February 12, 1997, in connection with the ownership change described in Note 10, certain notes payable were amended to accelerate their maturity dates to June 30, 1997. The balances of these notes payable at December 31,1996 were as follows:

          Uncollateralized notes payable to individuals$ 20,000
          Uncollateralized notes payable              180,000
          Note payable to relative of stockholder     200,000
          Uncollateralized notes payable to relatives of
           stockholder                                395,575
                                                     $795,575

        On February 12, 1997, in connection with the ownership change described in Note 10, certain notes payable to stockholder were converted to stockholders' equity. At December 31, 1996, these notes payable amounted to $662,134.

        Principal maturities of notes payable (as modified for the circumstances described above) are as follows at December 31, 1996:

          Year ending December 31,
           1997                                  $ 9,477,265
           1998                                    2,479,351
           1999                                       83,747
           2000                                       79,281
           2001                                       85,648
           Later years                               192,555
                                                  12,397,847
           Stockholder notes to be converted to
             stockholders' equity                    662,134
                                                 $13,059,981

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                               -14-

           LIBERTY FINANCE COMPANY, INC. AND AFFILIATES

              NOTES TO COMBINED FINANCIAL STATEMENTS


Note  6.  Notes Payable - (Continued)

        The Company is the cosigner on a stockholder's note payable which has a balance of $432,488 at December 31, 1996.

        Total   interest   expense  amounted  to   $1,324,437   and
        $1,105,558, respectively, for the years ended December 31, 1996 and 1995.

Note  7.  Common Stock

        At December 31, 1996 and 1995, the Company's common stock consisted of the following:

                                            1996         1995
          Liberty Finance Company, Inc.,
           par value $1 per share, 7,500 shares
           authorized, 100 shares issued and
           outstanding                  $       100  $       100

          Wholesale Acquisitions, Inc.,
           par value $.10 per share, 75,000
           shares authorized, 1,000 shares
           issued and outstanding               100          100

          RRL Investments, Inc., par value
           $.10 per share, 75,000 shares
           authorized, 1,000 shares issued
           and outstanding                        -          100

          RRL Central Enterprises, Inc., par
           value $.10 per share, 75,000
           shares authorized, 1,000 shares
           issued and outstanding                 -          100

          RRL Trading, Inc., par value
           $.10 per share, 75,000 shares
           authorized, 1,000 shares issued
           and outstanding                        -          100

          Team Automobile Sales & Finance,
           Inc., par value $.10 per share,
           75,000 shares authorized, 5,000
           shares issued and outstanding        500          500

          Team Automobile Sales & Finance
           East, Inc., par value $.10 per
           share, 75,000 shares authorized,
             5,000 shares issued
               and outstanding                    -          500
                                        $       700  $     1,500

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                              - 15 -

           LIBERTY FINANCE COMPANY, INC. AND AFFILIATES

              NOTES TO COMBINED FINANCIAL STATEMENTS

Note  7.  Common Stock - (Continued)

        Effective January 1, 1996, RRL Investments, Inc., RRL Central Enterprises, Inc., RRL Trading, Inc., and Team Automobile Sales & Finance East, Inc. were merged into Team Automobile Sales & Finance, Inc.

Note  8.  Related Party Transactions

        Two  of  the eight locations used by the Company (see  also
        Note 9) are owned by a stockholder. These locations are rented under operating leases. The stockholder and the Company entered into an agreement to cancel these leases in 1997.

        Total rent expense related to these two locations amounted to $151,335 for each of the years ended December 31, 1996 and 1995.

        Floor plan notes payable include $367,938 and $45,800 payable to the stockholder or relatives of the stockholder at December 31, 1996 and 1995, respectively.

        Notes payable to related parties totaled $1,257,709 and $1,608,773 as of December 31, 1996 and 1995, respectively, (see Note 6).

        Interest expense related to these notes was $208,164 and $165,657, respectively, for the years ended December 31, 1996 and 1995.

        Advances from related parties are uncollateralized, non-interest bearing, and contain no repayment terms.


Note  9.  Lease Commitments (See Also Note 8)

        The Company leases three of its locations and a portion of another location from unrelated parties under cancelable leases. The Company leases three of its locations, office equipment, and garage equipment from unrelated parties under noncancelable operating leases. The future minimum rentals under noncancellable operating leases with unrelated parties are as follows:

          Year ending December 31,
           1997                                        $139,866
           1998                                        85,506
           1999                                        45,762
           2000                                        25,919
           2001                                        24,000
           Thereafter                                    90,000
                                                       $411,053

        Total rent expense for the years ended December 31, 1996 and 1995 amounted to $512,008 and $388,687, respectively, which includes the related party rents and other short-term rentals.

                              - 16 -


           LIBERTY FINANCE COMPANY, INC. AND AFFILIATES

              NOTES TO COMBINED FINANCIAL STATEMENTS




Note 10.  Ownership Change

        On February 12, 1997, the stockholder of Wholesale Acquisitions, Inc. (Wholesale), and Team Automobile Sales and Finance, Inc. (Team) entered into an agreement to sell Wholesale and Team to First Choice Auto Finance, Inc. (First Choice), a wholly owned subsidiary of Eckler
        Industries, Inc. (Eckler). Eckler is a publicly traded company.

        Also, on February 12, 1997, Liberty Finance Co. (Liberty) and its stockholder entered into a merger agreement with R.
        C. Acquisition, Inc. (Acquisition), a wholly-owned subsidiary of Eckler. Subsequently, Acquisition was merged into Liberty so that Liberty became a wholly-owned subsidiary of Eckler.

        The transactions described above resulted in the termination of the election under the Internal Revenue Code to be "S corporations." The effect of the terminations has not been determined.





























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